Exhibit 32.1


                    CERTIFICATIONS PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of M Power Entertainment Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     .    The Quarterly Report for the period ended Sept. 30, 2005 (the "Form
           10-QSB") of the Company fully complies with the requirements of
           Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     .    the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 15, 2006



/s/  Gary F. Kimmons
----------------------
Gary F. Kimmons
Chief Executive Officer
Chief Financial Officer